Contingencies	9 Months Ended
Sep. 30, 2014
Contingencies [Abstract]
Contingencies

Note 9. Contingencies

Claims and Proceedings

In December 2008, an employee, whose employment with the Company was subsequently terminated, filed a claim against the Company demanding that, based on an alleged undertaking the Company had made, the Company issue to him an option that would allow him to maintain an equity interest of 1.45% in the Company, as well as reimburse salary reductions he had suffered in an aggregate sum of NIS 552,000 ($149,000). In July 2009, the Company filed its statement of defense, rejecting the claims raised by the former employee. Together with the former employee, the Company initiated mediation of the dispute, but did not reach a settlement. The former employee later amended his initial pleading to seek an additional NIS 441,000 ($119,000) on account of alleged wrongful termination by the Company. The claim was dismissed in November 2013 by the Israeli labor court, also awarding the Company legal expenses of NIS 55,000. The plaintiff has appealed the decisions and the appeal is currently ongoing at the national Israeli labor court.

On March 4, 2013, four current or former minority shareholders (two of whom were former directors) of the Company filed two lawsuits against the Company in an Israeli central district court. The lawsuits demand that the Company amend its capitalization table such that certain share issuances prior to the Stratasys-Objet merger to certain of Objet's shareholders named as defendants would be cancelled, with a consequent issuance of additional shares to the plaintiffs to account for the subsequent dilution to which they have been subject. The lawsuits also name as defendants Elchanan Jaglom, Chairman of the Executive Committee of the Company's board of directors, David Reis, Chief Executive Officer, various shareholders of the Company who were also shareholders of Objet, and, in one of the lawsuits, Ilan Levin, a director. The lawsuits allege in particular that a series of investments in Objet during 2002 and - 2007 was effected at a price per share that was below fair market value, thereby illegally diluting those shareholders that did not participate in the investments. The plaintiffs also allege that a portion of the amount invested in those transactions was actually invested by an investor who was already a shareholder of Objet and allegedly acting in concert with Mr. Jaglom, and that the interest of these two shareholders in these transactions was not properly disclosed to the minority shareholders at the time. The lawsuits furthermore claim that the Company effectively engaged in backdating the issuance of certain shares, in that shares that Objet reported as having been issued in 2006 and 2007 were actually issued at a subsequent date—as late as 2009. The Company filed its statements of defense in May 2013 denying the plaintiffs' claims. Also, the Company filed motion to dismiss the claims on grounds of statute of limitations, laches and lack of cause. On April 8, 2014, the court held a hearing on the motion and the parties submitted summation briefs. The court's decision is pending.

The Company believes that these claims are all entirely baseless and that the transactions in question were conducted in accordance with applicable law. Management does not believe that these lawsuits will have a material adverse effect on the Company's operations or financial condition, and the Company intends to vigorously defend these lawsuits.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a material adverse effect on the financial position, results of operations or cash flows of the Company.